Prospectus supplement dated March 7, 2019
to the following prospectus(es):
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York prospectuses dated February 22, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The date of the prospectus is February 22, 2019.
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